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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-79043 and 333-83783) of Redback Networks Inc. of our report dated January 18, 2000 relating to the financial statements, which appears in this Form 10-K.




PricewaterhouseCoopers LLP

San Jose, California
February 10, 2000